UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 22, 2005

Oracle Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	0-14376	94-2871189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 506-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On September 22, 2005, Oracle Corporation issued a press release and held a conference call announcing financial results for its fiscal first quarter ended August 31, 2005.

The Estimated Non-GAAP Total Product Revenue Analysis schedule contained in the press release filed on Form 8-K on September 22, 2005 contained an error. The corrected schedule is furnished as Exhibit 99.1 to this report.

A transcript of the conference call is furnished as Exhibit 99.2 to this report.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Corrected Estimated Non-GAAP Total Product Revenue Analysis schedule

99.2	Transcript of conference call held on September 22, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: September 23, 2005	By:	/s/ Martin J. Collins
	Name:	Martin J. Collins
	Title:	Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Corrected Estimated Non-GAAP Total Product Revenue Analysis schedule

99.2	Transcript of conference call held on September 22, 2005